UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2014

NASB FINANCIAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Missouri	0-24033	43-1805201
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12498 South 71 Highway, Grandview, Missouri 64030

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (816) 765-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 25, 2014, the Board of Directors of North American Savings Bank, F.S.B. (the “Bank”), a wholly owned subsidiary of NASB Financial, Inc. (the “Company”), was notified by the Office of the Comptroller of the Currency (the “OCC”), the Bank’s primary regulator, that they were terminating their Consent Order with the Bank, dated May 22, 2012, effective immediately. In achieving compliance with the Consent Order, the Bank established, among other things, various processes and programs that improved the asset quality of the Bank and ensured the adequacy of allowances for loan and lease losses.

On February 26, 2014, the Company issued a press release announcing the termination of the Consent Order with the OCC. The Company incorporates herein by reference the press release dated February 26, 2014, attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements; Exhibits.

(d) Exhibits.

99.1	Press Release dated February 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 27, 2014	NASB FINANCIAL, INC.

	By:	/s/ Rhonda Nyhus
Vice President and Treasurer